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                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the inclusion in this Form 10-K for the year ended December 31, 2000, of our report dated January 12, 2001. It should be noted that we have not audited any financial statements of Marshall & Ilsley Corporation and subsidiaries subsequent to December 31, 2000, or performed any audit procedures subsequent to the date of our report.

We also consent to the incorporation by reference of such report in the following Registration Statements of Marshall & Ilsley Corporation ("M&I"):

         No. 2-89605 (Form S-8) pertaining to the M&I 1983 Executive Stock
                Option and Restricted Stock Plan,
         No. 33-2642 (Form S-8) pertaining to the M&I 1985 Executive Stock
                Option and Restricted Stock Plan,
         No. 33-3415 (Form S-8) pertaining to the M&I Retirement Growth Plan, No. 33-33090 (Form S-8) pertaining to the M&I 1988 Restricted Stock
                Plan,
         No. 33-33153 (Form S-8) pertaining to the M&I 1989 Executive Stock
                Option and Restricted Stock Plan,
         No. 33-53155 (Form S-8) pertaining to the M&I 1993 Executive Stock
                Option Plan,
         No. 33-53897 (Form S-8) pertaining to the stock option plans of Valley
                Bancorporation assumed by M&I,
         No. 33-55317 (Form S-8) pertaining to the M&I 1994 Long-Term Incentive
                Plan for Executives,
         No. 33-58787 (Form S-8) pertaining to the M&I 1995 Directors Stock
                Option Plan,
         No. 333-02017 (Form S-8) pertaining to the M&I 1986 Non-qualified Stock
                Option Plan,
         No. 333-36909 (Form S-8) pertaining to the M&I 1997 Executive Stock
                Option and Restricted Stock Plan and to the Security Capital Corporation 1993 Incentive Stock Option Plan assumed by M&I,
         No. 333-49195 (Form S-8) pertaining to the M&I Amended and Restated
                1994 Long-Term Incentive Plan for Executives, the M&I Amended and Restated Directors Deferred Compensation Plan and to the stock option plans of Advantage Bancorp, Inc. assumed by M&I,
         No. 333-36846 (Form S-8) pertaining to the M&I 2000 Employee Stock
                Purchase Plan and M&I 2000 Executive Stock Option and
                Restricted Stock plan,
         No. 2-80293 (Form S-3) pertaining to shares of M&I held by those persons named in such Registration Statement, No. 33-21377 (Form S-3) pertaining to the issuance by M&I of Debt
                Securities,
         No. 33-64054 (Form S-3) pertaining to the issuance by M&I of Debt
                Securities,
         No. 33-64425 (Form S-3) pertaining to the issuance by M&I of Debt
                Securities, and
         No. 333-33814 (Form S-3) pertaining to the issuance by M&I of Debt
                Securities.

Milwaukee, Wisconsin,                                   /s/  ARTHUR ANDERSEN LLP
March 8, 2001